                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Amendment Number 1 to Form S-1 Registration Statement.

                                                             Arthur Andersen LLP

Philadelphia, Pa.,
January 27, 1997